                             QUAKER INVESTMENT TRUST

                            QUAKER FIXED INCOME FUND

      Supplement dated October 4, 2005 to Prospectus dated October 28, 2004

At the close of business on July 11, 2005, the subadvisory  arrangement  between
Quaker  Funds,  Inc.  ("QFI"),  the Adviser to each series  portfolio  of Quaker
Investment Trust (the "Trust"),  and Andres Capital Management,  LLC ("Andres"),
with respect to the provision of investment subadvisory services to Quaker Fixed
Income Fund (the "Fund"),  was effectively  terminated following the acquisition of Andres by The Haverford  Trust Company (the "Change of Control").  The Change
of Control of Andres automatically caused the subadvisory  agreement with Andres to be "assigned," as that term is defined by the Investment Company Act of 1940, as amended, and the subadvisory  agreement with Andres therefore terminated upon the completion of the acquisition.

Effective at the start of business on July 12, 2005,  Mr. Robert P. Andres,  the former President and Chief Executive Officer of Andres, will continue to provide the  day-to-day  investment  management  services to the Fund as an employee and portfolio manager of QFI.

In light of the foregoing, the Prospectus is amended as follows:

Under the section "Who  Managers Our Funds - The  Sub-Advisers  - For the Quaker
Fixed Income  Fund," the section is replaced in its entirety  with the following paragraphs:

Quaker  Fixed-Income  Fund is  currently  advised  by QFI and  does  not  have a
sub-adviser.   Andres  Capital  Management,  LLC  ("Andres"),  located  at  2701
Renaissance Blvd., 4th Floor, King of Prussia,  Pennsylvania  19406,  previously served as  sub-adviser  to the Fund  since the Fund's  inception  until July 11,
2005.  The  subadvisory  arrangement  between QFI and Andres with respect to the
Fund was  effectively  terminated  at the close of  business  on July 11,  2005, following the acquisition of Andres by The Haverford Trust Company.  Since then,
QFI has overseen the day-to-day management of the investments of the Fund.

The following individual is primarily  responsible for the day-to-day management of the Fund:

Mr.  Robert P.  Andres -  Portfolio  Manager  of QFI.  Mr.  Andres had served as portfolio  manager  to the Fund since the  Fund's  inception  until the close of business on July 11, 2005 on behalf of Andres,  the previous  sub-adviser to the
Fund, in his capacity as President and CEO of Andres.  Following the termination of the subadvisory  arrangement  between QFI and Andres with respect to the Fund on July 11, 2005, Mr. Andres has continued to serve as portfolio  manager to the
Fund as an  employee  of QFI.  Mr.  Andres has  primary  responsibility  for the investments  of the Fund,  and he has final  authority  over all  aspects of the
Fund's  investment  portfolio.  Mr.  Andres began his  investment  career in the
Municipal Bond Division of J.P.  Morgan.  Subsequently,  he held the position of
National Sales Manager  Municipal  Securities at both Kidder Peabody and Merrill
Lynch.  He spent 17 years at Merrill Lynch,  where from 1983 to 1987 he held the title of Vice  President  and Manager,  Secondary  Corporate  Bond  Trading.  In
addition,  he was named President of Merrill Lynch Mortgage Capital Corporation,
a position  he held until May,  1987.  He then  became a partner and Senior Vice
President of R.  Seelaus and  Company,  a regional  Municipal  Bond Dealer.  Mr.
Andres  resigned his position in February,  1989 to form  Martindale  Andres and
Godshalk and Company,  Inc., a Philadelphia based asset Management  Company.  He acted as the firm's Chief Operating  Officer and Chief Investment  Officer Fixed
Income.  In 1995, Mr. Andres and his partner sold the asset management  business to Keystone  Financial.  He  continued to serve as Chief  Operating  Officer and
Chief  Investment  Officer Fixed Income for the  surviving  entity until October
2000. Subsequently, Mr. Andres became a partner and the Chief Investment Officer of the  Swarthmore  Group,  an  investment  management  firm.  He resigned  that position  to form  Andres in 2002,  which was then sold to The  Haverford  Trust
Company in July of 2005.